NATIONWIDE VARIABLE INSURANCE TRUST
NVIT AllianzGI International Growth Fund
NVIT Allspring Discovery Fund (formerly, NVIT Wells Fargo Discovery Fund)
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT Mellon Dynamic U.S. Core Fund)
NVIT BNY Mellon Dynamic U.S. Equity Income Fund (formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)
NVIT BNY Mellon Sustainable U.S. Equity Fund (formerly, NVIT Newton Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Neuberger Berman Multi Cap Opportunities Fund (formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
NVIT Real Estate Fund

Supplement dated February 28, 2022
to the Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT BNY Mellon Sustainable U.S. Equity Fund

Effective immediately, the Prospectus is amended as follows:

1.	The table under the heading “Portfolio Management - Portfolio Managers” on page 68 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Nick Pope	Portfolio Manager	Since 2022

2.	The information relating to the “NVIT BNY Mellon Sustainable U.S. Equity Fund” on page 121 of the Prospectus is deleted in its entirety and replaced with the following:

Nick Pope is responsible for the day-to-day management of the Fund. Mr. Pope is a portfolio manager, leading on the Global, International and US Sustainable strategies at Newton. He has been employed by Newton since 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE